                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership, promises to pay to the order of NOVA CORPORATION, a Delaware corporation, the principal sums set forth on Exhibit A attached hereto, with interest on the unpaid balance thereof from the date such amounts are advanced until the entire indebtedness evidenced by this Note is paid in full at the rate of eight percent (8%) per annum, both principal and accrued interest payable in accordance with the terms and provisions of this Note, in lawful money of the United States of America at the address of Nova Corporation c/o National Financial Companies LLC in Boca Raton, Florida or at such other place in Boca Raton, Florida as from time to time may be designated by the holder of this Note.

         1. Amendment to Exhibit A. Set forth on Exhibit A is the original amount advanced by the payee of this Note to the undersigned as of the date hereof. The undersigned and the payee of this Note agree that the payee may advance additional funds to the undersigned from time to time, which shall be evidenced by this Note. When, as, and if such additional funds are advanced to the undersigned by the payee of this Note, the undersigned hereby authorizes the payee of this Note to set forth the amount of such advance and the date such advance is made on Exhibit A attached hereto. Absent manifest effort, the information set forth on Exhibit A shall constitute prima facie evidence of the amount of the principal indebtedness advanced to the undersigned pursuant to this Note. The failure of the payee of this Note to update the information set forth on Exhibit A shall not affect, in any way whatsoever, the liability of the undersigned for any advances, together with accrued and unpaid interest thereon, which are made to such undersigned by the payee of this Note.

         2. Interest Payments. The undersigned shall pay the holder of this Note accrued interest, in arrears, at the rate of interest set forth above on a calendar quarter basis commencing April 1, 1997 and continuing thereafter until January 31, 2002, at which time, the entire principal balance hereof and the interest accrued hereon shall be immediately due and payable. Any past due interest shall accrue and shall be payable by the undersigned at the rate which is the lesser of (1) the maximum rate of interest permitted under applicable law and (2) eighteen percent (18%) per annum.

         3. Maturity Date. The entire principal balance of, and accrued interest on, this Note shall be due and payable, without notice or demand, on January 31, 2002.

         4. Prepayment. The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal.

         5. Waiver. The undersigned and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof severally waive notice of intent to accelerate, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest with respect to this Note, notice of acceleration and all other notices in connection with the delivery, acceptance, performance, default or enforcement of or consideration for this Note.

         6. Stipulation of Jurisdiction. The parties hereby irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of Florida or the State Court of the State of Florida shall have non-exclusive jurisdiction to hear and finally determine any dispute, claim, or controversy or action arising out of or connected (directly or indirectly) with this Note.

         7. Usury Savings Provision. Neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith.

         8. Governing Law. This Note and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Florida and the law of the United States applicable to transactions within such State.

         9. Non-Recourse Note. Notwithstanding anything to the contrary contained herein or in any instrument securing this Note, none of the partners of the undersigned (including, without limitation, the general partner and any limited partner of the undersigned) shall have any personal liability for the payment of this Note or for the performance or observance of the covenants, representations and warranties of the undersigned contained in this Note or in any instrument now or hereafter securing this Note and the payee and each holder of this Note agree not to seek any damages or personal money judgment against any of the partners of the undersigned for any default under this Note or under any instrument now or hereafter securing this Note but in such event will look solely to the assets of the undersigned and any assets which may hereafter be pledged by the undersigned to secure this Note.

         10. Amendment and Restatement. This Amended and Restated Promissory Note amends, restates, and supercedes, in its entirety, the terms and provisions of that certain Promissory Note, dated as of May 1, 1995, by and between the undersigned and the payee of this Note.

                  EXECUTED AND AGREED as of January 3, 1997.

                                 NATIONAL AUTO FINANCE COMPANY L.P.,
                                 a Delaware limited partnership

                                 By:  National Auto Finance Corporation, a
                                      Delaware corporation, its general partner

                                      By: /s/ Roy Tipton
                                         --------------------------------------
                                         Roy Tipton, President